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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration statement on Form S-8 our report dated February 18, 1997, included in The Wiser Oil Company's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP

                                                 Arthur Andersen LLP

Dallas, Texas
June 25,1997